Exhibit 10.36

AMENDMENT NO. 3

TO LICENSE AGREEMENT

THIS AMENDMENT NO. 3 TO THE LICENSE AGREEMENT (the “Amendment No. 3”) is effective as of November 1, 2025, and is entered into by and between ABG-Vince LLC (“Licensor”), on the one hand, and V Opco LLC (f/k/a Vince, LLC) (“Licensee”), on the other hand, concerning that certain License Agreement dated as of the Closing Date (as defined therein) (the “Original Agreement”) and amended as of May 25, 2023 (“Amendment No. 1”), and as of July 1, 2023 (“Amendment No. 2”, and together with the Original Agreement and Amendment No. 1, the “Agreement”).

In consideration of the mutual covenants and agreements hereinafter contained on the part of each of the parties hereto to be kept, observed and performed, and for such other good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, the parties hereto covenant and agree as follows:

1.
Defined Terms. Except as otherwise defined herein, all capitalized terms used herein shall have the meaning ascribed to them in the Agreement. For the avoidance of doubt, from and after the date hereof, references to the Agreement in both the Agreement and this Amendment No. 3 shall refer to the Agreement as modified by the terms of this Amendment No. 3.
2.
[***] Outerwear Restrictions; Suppliers. From and after the date hereof, the following shall be added to the end of Section 4 of the Commercial Terms as new Sections 4(e) and 4(f):

“(e) [***] Outerwear Restrictions. Licensee acknowledges and agrees that, during the term of the [***] Outerwear Agreement (as defined herein): (i) Licensed Products constituting ‘Outerwear Products’ (“Licensed Outerwear Products”) must be designed as part of a coordinated collection with those Licensed Products constituting ‘Sportswear Products’ under the Agreement; (ii) Licensed Outerwear Products shall only be sold to sportswear buyers in sportswear departments of Approved Accounts, Retail Locations and the E-Commerce Website (it being understood that, if Approved Account does not have a designated sportswear buyer or sportswear department, then Licensee shall still be permitted to sell Licensed Outerwear Products to such Approved Account, subject to Section 4(e)(iii) of the Commercial Terms); and (iii) Licensee shall not sell or authorize the sale of any Licensed Products to/through the outerwear buyer or outerwear department of Approved Accounts (individually and collectively, the “[***] Outerwear Restrictions”).

(f)
Purchases of Outerwear Products from Suppliers.

(i)
Licensee shall have the option to purchase any and all Licensed Products directly and solely from those supplier(s) that are Approved in writing by Licensor in Licensor’s sole discretion (“Supplier(s)”), in each case, at a price and on terms of sale to be negotiated and agreed upon directly between Licensee and the applicable Supplier(s); provided, however, that Licensor shall not be liable, and shall incur no liability to Licensee, any Supplier, and/or any other third party: (A) by reason of Licensor providing or not providing any such approval; (B) for any failure by Licensee to secure any particular purchases of Licensed Products or any particular terms of sale for any Licensed Products; and/or (C) for any failure by any Supplier or any other approved source of Licensed Products to sell or supply any Licensed Products to Licensee (in general or on any particular terms); it being expressly understood that any of the foregoing shall not be deemed a breach of the Agreement by Licensor.

(ii)
If applicable, Licensee shall contract directly with the Supplier(s) for the purchase of the Licensed Products. In the event of any delivery problems, discrepancies, claims or defects regarding the Licensed Products purchased by Licensee from the Supplier(s), Licensee shall deal directly with the Supplier(s) and shall look solely to the Supplier(s) for resolution. Licensee acknowledges that Licensor shall not be liable or responsible in any event in connection with Licensee’s dealings with the Supplier(s). Licensee shall remain solely responsible to the Supplier(s) for timely payment of any Licensed Products ordered from such Supplier(s).”

3.
Scope. From and after the date hereof, the following shall be added to the end of Section 7 of the Commercial Terms as a new Section 7(e):

“(e) [***] Outerwear Agreement.

(i)
Licensee acknowledges and agrees that, during the Term, Licensor shall have the right to enter into an agreement with [***] and/or its affiliates (“[***]”, and such agreement, the “[***] Outerwear Agreement”) for the manufacture, promotion, distribution and sale in the Territory (including to/through Approved Accounts) during the Term of ‘Outerwear Products’ bearing the Licensed Property that may be the same as or similar to the Licensed Products produced by Licensee hereunder and are specifically intended for sale to the outerwear buyer and/or outerwear department of accounts (“Other Outerwear Products”, and such rights the “[***] Outerwear Rights”)). In connection with the foregoing, Licensee acknowledges and agrees that: (A) the [***] Outerwear Agreement and the activities contemplated thereunder shall not be deemed a breach of any exclusivity or any other rights that may be granted to Licensee under this Agreement, (B) Licensor shall contractually require [***] to sell Other Outerwear Products specifically to/through the outerwear department and/or buyer of Approved Accounts (it being understood that (I) the sale of Other Outerwear Products to/through other departments or buyers shall not be deemed a breach of this Agreement by Licensor, and (II) no such requirement shall apply to Approved Accounts that do not have a specific outerwear buyer and/or outerwear department), and (C) in the event that the [***] Outerwear Agreement expires or is terminated prior to the expiration or termination of this Agreement, so long as Licensee is not in uncured breach of this Agreement, the Parties shall amend this Agreement to grant back to Licensee those [***] Outerwear Rights that had previously been granted to Licensee prior to Amendment No. 3 (e.g., Licensee shall again be permitted to sell Licensed Products to/through the outerwear department and/or buyers of Approved Accounts) and remove the [***] Outerwear Restrictions set forth in Section 4(e) of the Commercial Terms.
(ii)
Licensee agrees that it shall (A) reasonably cooperate with [***] in connection with the design of Other Outerwear Products, and (B) consider entering into a Supplier Agreement with [***] for the purchase of Other Outerwear Products by Licensee; it being understood and agreed that Licensee shall have no obligation to enter into a Supplier Agreement with [***].

4.
Miscellaneous.

(a)
Except as modified by this Amendment No. 3, all terms and conditions of the Agreement shall remain in full force and effect. For the avoidance of doubt, this Amendment No. 3 and the terms hereof constitute Confidential Information under the Agreement.
(b)
This Amendment No. 3 may be signed in two (2) or more counterparts, each of which shall be deemed an original but all of which together shall constitute one (1) and the same instrument. Facsimile, photographic and/or PDF copies of counterpart signature pages shall be deemed original counterpart pages for all purposes hereunder. Each of the parties agrees that an electronic signature evidencing a party’s execution of this Amendment No. 3 shall be effective as an original signature and may be used in lieu of the original for any purpose.
(c)
This Amendment No. 3 and the legal relations among the parties hereto shall be governed by, and construed in accordance with, the state laws of the State of New York (including, without limitation, with respect to full faith and credit accorded to the United States federal laws, e.g., the United States Lanham Act), notwithstanding any conflict of law provisions to the contrary.
(d)
In the event one (1) or more of the provisions of this Amendment No. 3, should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Amendment No. 3, and this Amendment No. 3, shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 3 as of the date first set forth above.

AGREED AND ACCEPTED

“Licensor” “Licensee”

ABG-VINCE LLC V Opco LLC (f/k/a Vince, LLC)

By: /s/ Jay Dubiner By: /s/ Brendan Hoffman_

Print: Jay Dubiner Print: Brendan Hoffman

Title: Chief Legal Officer Title: CEO

Date: 12/18/2025 | 6:21 PM EST Date: 12/17/2025 | 4:16 PM EST